UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 5, 2007
RARE Hospitality International, Inc.
(Exact Name of Registrant as Specified in its Charter)

Georgia	0-19924	58-1498312

(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)
8215 Roswell Road, Bldg. 600, Atlanta, GA 30350
(Addresses of Principal Executive Offices, including Zip Code)
(770) 399-9595
(Registrant’s Telephone Number, including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 5, 2007, Joia M. Johnson resigned as Executive Vice President, General Counsel and Secretary of RARE Hospitality International, Inc. (the “Company”) in order to pursue a comparable position with a public company in the consumer products industry. Ms. Johnson’s resignation will be effective January 26, 2007, and the Company has begun a search for her replacement. She will continue to serve the Company in her current capacity until the effective date of her resignation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RARE HOSPITALITY INTERNATIONAL, INC.

/s/ Philip J. Hickey, Jr.

Name: Philip J. Hickey, Jr. Title: Chairman and Chief Executive Officer

Date: January 11, 2007